EXHIBIT 99.1

Salona Global Announces Large International Order from Polish Distributor Expected to be
Delivered in the Current Quarter; Increases Year-over-Year Revenues 157% For the Polish
Market

NEW YORK, NEW YORK - October 25, 2023 - Salona Global Medical Device Corporation (the "Company") (TSXV:SGMD) today announced it has booked a $837,000 order for its Biodex System Pro4™ and Biodex System 4 MVP™ Isokinetic dynamometer machines from its international distributor in Poland which represents an increase of 157% in revenues over 2022 for that market.

This order follows the Company's recent announcement that it expects to report, based on preliminary results, positive Adjusted EBITDA (defined below) and net income for its third quarter ending September 30, 2023 and represents continued improvement for the Company in the fourth quarter ending December 31, 2023.

The new management team has made international sales a part of its focus to drive organic growth leveraging the Biodex brand name and unique technology offering around isokinetic dynamometers.

The Biodex System 4 machine has established itself as the dominant player in the isokinetic physical therapy market, having been utilized in over 2,000 research trials1. The Biodex System 4 is known for its unmatched performance, accuracy, and safety, making it highly reliable for both clinicians and researchers due to its excellent correlation coefficients in terms of reliability, accuracy, validity, and repeatability2,3,4. It is the leading product among universities, hospitals, and researchers worldwide, surpassing all other isokinetic machines in terms of adoption and usage.

The Company recently announced a reformulated business plan along with its intention to change its name to "Evome Medical Technologies Inc.". The plan is straight forward and solves the biggest needs in the recovery science market: Next generation solutions for physical therapy and chiropractic clinic customers using (1) connectivity, (2) portability, and (3) artificial intelligence (AI) to increase the amount of patients a physical therapist can treat in a given hour - improving profitability, patient care and therapist morale.

The solutions include both products, such as Biodex and Mio-Guard currently in the portfolio, as well as a new focus on services, all designed to improve the business performance for physical therapy clinics, chiropractic businesses and athletic departments globally.

The new management team plans to debut the new line of next generation products and services in the coming weeks culminating with a new investor website and presentation for investor meetings targeted to launch November 16, 2023 in the U.S. and Canada.

"I am pleased to see our efforts to drive international sales are paying off in a big way this quarter," said CEO Mike Seckler. "This order will go a long way towards an improved fourth quarter to add to the already announced expectation of a profitable third quarter in the books. Our focus will soon turn to 2024 and releasing our next generation products and services in the coming weeks."

Full financial results from the third quarter ending September 30, 2023 will be filed with regulators on or before November 14, 2023.

For more information please contact:

Mike Seckler

Chief Executive Officer

Tel: 1 (800) 760-6826

Email: Info@Salonaglobal.com

Non-GAAP Measures

This press release refers to "Adjusted EBITDA" which is a non-GAAP and non-IFRS financial measure that does not have a standardized meaning prescribed by GAAP or IFRS. The Company's presentation of this financial measure may not be comparable to similarly titled measures used by other companies. This non-GAAP financial measure assists the Company's management in comparing its operating performance over time because certain items may obscure underlying business trends and make comparisons of long-term performance difficult, as they are of a nature and/or size that occur with inconsistent frequency or relate to discrete acquisition plans that are fundamentally different from the ongoing operating plans of the Company. The Company's management also believes that presenting this measure allows investors to view the Company's performance using the same measures that the Company uses in evaluating its financial and business performance and trends.

"Adjusted EBITDA" is defined as net loss excluding interest expense, provision for income taxes, depreciation of property and equipment, amortization of right-of-use asset, amortization of intangible asset, foreign exchange (loss) gain, other income, provision for impairment, change in fair value of contingent consideration, transaction costs, and stock-based compensation.

Preliminary Financial Metrics

This press release contains certain pre-released third quarter financial metrics. The third quarter financial metrics contained in this press release are preliminary and represent the most current information available to the Company's management, as financial closing procedures for the third quarter ended September 30, 2023 are not yet complete. The Company's actual consolidated audited financial statements for such period may result in material changes to the financial metrics summarized in this press release (including by any one financial metric, or all of the financial metrics, being below or above the figures indicated) as a result of the completion of normal quarter and year end accounting procedures and adjustments, and also what one might expect to be in the final consolidated financial statements based on the financial metrics summarized in this press release. Although the Company believes the expectations reflected in this press release are based upon reasonable assumptions, the Company can give no assurance that actual results will not differ materially from these expectations.

Additional Information

Unless otherwise specified, all dollar amounts in this press release are expressed in Canadian dollars.

Neither the TSXV nor its Regulation Services Provider (as that term is defined in the policies of the TSXV) accepts responsibility for the adequacy or accuracy of this release.

Certain statements contained in this press release constitute "forward-looking information" within the meaning of the Private Securities Litigation Reform Act of 1995 and applicable Canadian securities laws. These statements can be identified by the use of forward-looking terminology such as "expects" "believes", "estimates", "may", "would", "could",  "should", "potential",  "will", "seek", "intend", "plan", and "anticipate", and similar expressions as they relate  to the Company, including: the proposed name change; the Company's new direction and its expectations of the results of its new direction; the Company expecting to generate positive Adjusted EBITDA and net income for its third quarter ending September 30, 2023; the plan to debut a new line of next generation products and services in the coming weeks culminating with a new investor website and presentation for investor meetings targeted to launch November 16, 2023 in the U.S. and Canada; and the Company believing that the line-up of products and services it intends to roll out to customers in 2024 will drive revenue and profit growth.

All statements  other than  statements of  historical fact may be forward-looking  information. Such statements reflect the Company's current views and intentions with respect to future  events, and current information available to the Company, and are subject to certain risks, uncertainties and assumptions, including: the Company receiving the necessary approvals to change its name; the Company generating profits based on cost cutting activities during Q3 2023, and adjusted pricing already agreed to with certain contract manufacturing customers being reflected in the financial statements for the third quarter ending September 30, 2023. The Company cautions that the forward-looking statements contained herein are qualified by important factors that could cause actual results to differ materially from those reflected by such statements. Such factors include but are not limited to the  general business and  economic  conditions in the regions in  which the Company operates; the ability of the Company to execute on key  priorities,  including the successful completion of acquisitions, business retention, and  strategic plans and to  attract, develop  and retain key executives; difficulty integrating newly acquired businesses;  ongoing or new disruptions in the supply chain, the extent and scope of such supply chain disruptions, and the timing or extent of the resolution or improvement of such disruptions; the ability to  implement business  strategies and pursue business opportunities;  disruptions in or  attacks (including  cyber-attacks) on the Company's information  technology, internet, network  access or other  voice or data  communications systems or services; the evolution of various types of fraud or other  criminal  behavior to which  the Company is exposed; the failure of third parties to comply with their obligations to  the Company or its  affiliates; the  impact of new and changes to, or application of, current laws and regulations; granting of permits and licenses in a highly regulated business; the  overall difficult  litigation environment, including in the United States; increased competition; changes in foreign currency rates;  increased  funding  costs and market volatility due to market illiquidity and competition for funding; the  availability of funds  and resources to pursue operations; critical  accounting estimates and changes to accounting  standards, policies,  and methods used by the Company; the occurrence of natural and unnatural catastrophic  events  and claims  resulting from such events; as well as those risk factors discussed or referred to in the Company's disclosure documents filed with United States Securities and Exchange Commission and available at www.sec.gov, and with the securities regulatory authorities in certain provinces of Canada and available at www.sedarplus.ca. Should any factor affect the Company in an unexpected manner, or should assumptions underlying the forward-looking information prove incorrect, the actual results or events may differ materially from the results or events predicted. Any such forward-looking information is expressly qualified in its entirety by this cautionary statement. Moreover, the Company does not assume responsibility for the accuracy or completeness of such forward-looking information. The forward-looking information included in this press release is made as of the date of this press release and the Company undertakes no obligation to publicly update or revise any forward-looking information, other than as required by applicable law.

1. biodex isokinetic bibliography" - Google Scholar

2. Frontiers | Reliability of Isokinetic Strength Assessments of Knee and Hip Using the Biodex System 4 Dynamometer and Associations With Functional Strength in Healthy Children (frontiersin.org)

3. Test-Retest Reliability of Biodex System 4 Pro for Isometric Ankle-Eversion and -Inversion Measurement in: Journal of Sport Rehabilitation Volume 22 Issue 3 (2013) (humankinetics.com)

4. https://www.mdpi.com/2409-9279/6/2/26